PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
SCHEDULE OF PROPERTY AND EQUIPMENT, NET

Property and equipment, net consist of the following:

	As of December 31,
	2022	2021
Computer and office equipment	$87,428	$82,298
Furniture & fixtures	115,789	122,185
Leasehold improvements	191,965	202,570
Vehicle	93,535	98,702
Subtotal	488,717	505,755
Less: accumulated depreciation	(346,568)	(289,956)
Total	$142,149	$215,799